SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 15, 1998



                               Echo Bay Mines Ltd.
             (Exact name of registrant as specified in its charter)



Incorporated under the laws of Canada        1-8542                 None
    (State or other jurisdiction           (Commission          (IRS Employee
          of incorporation)               File Number)       Identification No.)



6400 South Fiddler's Green Circle, Suite 1000, Englewood, CO         80111-4957
      (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (303) 714-8600



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Item 5.  Other Events

Effective as of September 15, 1998, Echo Bay Mines Ltd. (the "Company") entered into a Second Supplemental Indenture, supplementing the terms of the Indenture dated as of March 27, 1997 between the Company and Bankers Trust Company relating to the 11% Junior Subordinated Debentures due 2027.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     4.1 Second Supplemental Indenture dated as of September 15, 1998 between Echo Bay Mines Ltd. and Bankers Trust Company.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ECHO BAY MINES LTD.
                                        (Registrant)


Date: October 30, 1998                  By:  /S/ TOM S.Q. YIP
                                           -------------------------------------
                                        Name: Tom S.Q. Yip
                                        Title: Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit
   No.         Description

   4.1 Second Supplemental Indenture dated as of September 15, 1998 between Echo Bay Mines Ltd. and Bankers Trust Company